Exhibit 99.2

 INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER  MONGOLIA JIN MA HOTEL COMPANY LTD., AND
INNER MONGOLIA  JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.

COMBINED FINANCIAL STATEMENTS
June 30, 2006

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.

INDEX TO COMBINED FINANCIAL STATEMENTS

June 30, 2006

CONTENTS

Report of Independent Registered Public Accounting Firm	F-2

Combined Financial Statements:

Combined Balance Sheet	F-3

Combined Statements of Operations	F-4

Combined Statement of Members’ Equity	F-5

Combined Statements of Cash Flows	F-6

Notes to Combined Financial Statements	F-7 to F-17

To the Board of Directors
Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
Inner Mongolia, China

We have audited the accompanying combined balance sheet of Inner Mongolia Jin Ma Construction Corporation, Inner Mongolia Jin Ma Hotel Company Ltd., and Inner Mongolia Jin Ma Real Estate Development Company Ltd., as of June 30, 2006 and the related combined statements of income, members' equity and cash flows for the years ended June 30, 2006 and 2005.  These combined financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Gold Horse International, Inc. and Subsidiaries as of June 30, 2006, and the results of their operations and their cash flows for the years ended June 30, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.
Certified Public Accountants
Los Angeles, California
November 17, 2006

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.
INNER MONGOLIA JIN MA HOTEL COMPANY LTD AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD
COMBINED BALANCE SHEET
June 30, 2006

ASSETS

Cash & cash equivalent	$180,924
Accounts receivable, net of allowance for doubtful accounts of $1,004,755	10,355,285
Inventories	189,097
Advance to supplier	1,434,808
Other receivable	855,150
Due from related parties	126,664
Property and equipment - net	4,460,459
Real estate held for sale	2,286,203
Costs in excess of billings	99,174
Land rights	152,835
Total Assets	$20,140,599

LIABILITIES AND MEMBERS' EQUITY

Liabilities:
Loans payable	$1,605,695
Accounts payable	538,982
Accrued expenses	9,393,403
Income tax payable	475,594
Advances from customers	459,618
Total Liabilities	12,473,292

Members' equity:
Shareholders' capital & members' equity	5,959,807
Retained earnings	1,615,776
Other comprehensive gain - foreign currency	91,724
Total Members' Equity	7,667,307
Total Liabilities and Members' Equity	$20,140,599

See notes to combined financial statements

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.
INNER MONGOLIA JIN MA HOTEL COMPANY LTD AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD
COMBINED STATEMENTS OF INCOME

	For the Years
	Ended June 30,
	2006	2005

NET REVENUES
Construction	$17,474,915	$12,107,844
Hotel	2,503,971	2,324,276
Real Estate	2,629,869	2,177,152
Total Revenues	22,608,755	16,609,272

COST OF SALES
Construction	15,149,304	10,304,430
Hotel	1,264,664	1,174,843
Real Estate	1,812,053	1,410,570
Total Cost of sales	18,226,021	12,889,843

GROSS PROFIT	4,382,734	3,719,429

OPERATING EXPENSES:
Hotel operating expenses	384,674	380,661
Salaries and employee benefits	275,113	242,443
Depreciation and amortization	209,645	284,815
General and administrative	801,351	796,705
Total Operating Expenses	1,670,783	1,704,624

INCOME FROM OPERATIONS	2,711,951	2,014,805

OTHER INCOME (EXPENSE):
Other income	20,947	2,410
Other expense	(2,121)	(3,248)
Interest income	191	254
Interest expense	(240,372)	(230,843)
Total Other Income (Expense)	(221,355)	(231,427)

INCOME BEFORE INCOME TAX	2,490,596	1,783,378

INCOME TAX	821,897	588,552

NET INCOME	1,668,699	1,194,826

OTHER COMPREHENSIVE ITEM:

Foreign currency translation gain	108,145	(16,421)

NET COMPREHENSIVE INCOME	$1,776,844	$1,178,405

See notes to combined financial statements

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.
INNER MONGOLIA JIN MA HOTEL COMPANY LTD AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD
COMBINED STATEMENTS OF MEMBERS' EQUITY
For the Years Ended June 30, 2006 and 2005

	Inner Mongolia Jin Ma Construction Corp.				Inner Mongolia Jin Ma Hotel Co. Ltd.				Inner Mongolia Jin Ma Real Estate Development Co. Ltd.				Combined
	Share	Retained	Comprehensive	Total shareholders'	Members'	Retained	Comprehensive	Total members'	Members'	Retained	Comprehensive	Total members'	share capital/	retained	comprehensive	Members'
	capital	earnings	income/(loss)	equity	equity	earnings	income/(loss)	equity	equity	earnings	income/(loss)	equity	members' equity	earnings	income/(loss)	equity

Balance, June 30, 2004	$3,055,807	$610,495	$-	$3,666,302	$2,420,000	$442,795	$-	$2,862,795	$484,000	$91,344	$-	$575,344	$5,959,807	$1,144,634	$-	$7,104,441

Distribution to members	-	(691,943)	-	(691,943)	-	(125,959)	-	(125,959)	-	(89,025)	-	(89,025)	-	(906,927)	-	(906,927)

Foreign currency translation adjustment	-	-	(9,358)	(9,358)	-	-	(2,813)	(2,813)	-	-	(4,250)	(4,250)	-	-	(16,421)	(16,421)

Net income for the year	-	543,110	-	543,110	-	183,980	-	183,980	-	467,736	-	467,736	-	1,194,826	-	1,194,826

Balance, June 30, 2005	3,055,807	461,662	(9,358)	3,508,111	2,420,000	500,816	(2,813)	2,918,003	484,000	470,055	(4,250)	949,805	5,959,807	1,432,533	(16,421)	7,375,919

Distribution to members	-	(1,018,707)	-	(1,018,707.00)	-	(466,749)	-	(466,749.00)	-	-	-	-	-	(1,485,456)	-	(1,485,456)

Foreign currency translation adjustment	-	-	44,800	44,800.00	-	-	44,114	44,114.00	-	-	19,231	19,231.00	-	-	108,145	108,145

Net income for the year	-	742,323	-	742,323.00	-	367,315	-	367,315.00	-	559,061	-	559,061.00	-	1,668,699	-	1,668,699

Balance, June 30, 2006	$3,055,807	$185,278	$35,442	$3,276,527	$2,420,000	$401,382	$41,301	$2,862,683	$484,000	$1,029,116	$14,981	$1,528,097	$5,959,807	$1,615,776	$91,724	$7,667,307

See notes to combined financial statements

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.
INNER MONGOLIA JIN MA HOTEL COMPANY LTD AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD
COMBINED STATEMENTS OF CASH FLOWS

	For the Years
	Ended June 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,668,699	$1,194,826

Adjustments to reconcile net income from operations to net cash provided by (used in) operating activities:
Depreciation and amortization	199,740	284,815
Allowance for doubtful accounts	516,032	453,689
Changes in assets and liabilities:
Accounts receivable	(5,064,591)	(1,025,965)
Inventories	709,209	998,611
Prepaid and other current assets	(459,486)	495,315
Other assets	61,876	(60,336)
Accounts payable and accrued expenses	5,501,971	(1,613,173)
Income tax payable	529,898	(328,766)
Advances from customers	(3,626,756)	2,329,353

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	36,592	2,728,369

CASH FLOWS FROM INVESTING ACTIVITIES:
Costs in excess of billings	1,632,037	(1,687,238)
Expenditures for development of real estate held for sale	-	(1,944,856)
Proceeds from sale of real estate	429,470	-
Fixed Asset Disposal	-	11,405
Purchase of property, plant and equipment	(311,033)	-

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	1,750,474	(3,620,689)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on loans payable	(267,799)	82,057
Distribution to members	(1,519,242)	(906,927)
Repayments on related party advances	(520,269)	-
Proceeds from loans payable	-	211,176
Proceeds from related party advances	-	1,901,710

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(2,307,310)	1,288,016

EFFECT OF EXCHANGE RATE ON CASH	(94,401)	26

NET (DECREASE) INCREASE IN CASH & CASH EQUIVALENTS	(614,645)	395,722

CASH & CASH EQUIVALENTS- beginning of year	795,569	399,847

CASH & CASH EQUIVALENTS - end of year	$180,924	$795,569

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$-	$-
Income taxes	$226,879	$112,898

See notes to combined financial statements

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
June 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Inner Mongolia Jin Ma Construction Co. Ltd.

Inner Mongolia Jin Ma Construction Co. Ltd. (“Jin Ma Construction”) was founded in 1980 with registered capital of 25,000,000 RMB equivalents to $3,025,000 (approx.). Jin Ma Construction’s business line includes industrial and civil construction projects, aluminum alloy window and door, fireproofing projects, fire protection installation and decorations.

Inner Mongolia Jin Ma Hotel Co. Ltd.

Inner Mongolia Jin Ma Hotel Co. Ltd. (“Jin Ma Hotel”) was founded in 1999 with registered capital of 20,000,000 RMB equivalents to $2,420,000 (approx.). Jin Ma owns, manages and operates the Jin Ma Hotel, a two-star full service hotel in Hohhot, Inner Mongolia.

Inner Mongolia Jin Ma Real Estate Development Co. Ltd.

Inner Mongolia Jin Ma Real Estate Development Co. Ltd. (“Jin Ma Real Estate”) was founded in 1999 with registered capital of 4,000,000 RMB equivalents to $484,000 (approx.).  Its main business focus is real estate development.

Basis of presentation

The financial statements of Jin Ma Construction, Jin Ma Hotel, and Jin Ma Real Estate (collectively the “Jin Ma Companies”) are combined because each company is owned beneficially by identical stockholders.  All significant intercompany accounts and transactions have been eliminated in the combination.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.  Significant estimates in 2006 and 2005 include the allowance for doubtful accounts, the useful life of property and equipment and intangible assets.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, and advances from customers approximate their fair market value based on the short-term maturity of these instruments.

Cash and cash equivalents

For purposes of the combined statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
June 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt.  Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  At June 30, 2006, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $1,004,755.

Prepaid Expenses and other

Prepaid expenses and other current assets consist primarily of cash advances to employees for travel related expenses and advances to suppliers to ensure preferential pricing and delivery. The advances bear no interest and are expected to be repaid in cash. Repayment is typically required to be made in less than one year. Advances that are not expected to be paid within one year are classified as non-current.

Inventories

Inventories, consisting of construction materials and consumable goods related to the Company’s operations are stated at the lower of cost or market utilizing the first-in, first-out method.

Property and equipment

Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.  When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.  .

Real estate held for sale

The Company capitalizes as real estate held for sale the direct construction and development costs, property taxes, interest incurred on costs related to land under development and other related costs (i.e. engineering, surveying, landscaping, etc.) until the property reaches its intended use. At June 30, 2006, real estate held for sale amounted to $2,286,203.

Costs in excess of billings

Costs in excess of billings are stated at cost, unless events or circumstances indicate that cost cannot be recovered, in which case the carrying value is reduced to estimated fair value. Estimated fair value: (i) is based on the Company’s plans for the development of each property; and (ii) considers the cost to complete and the estimated fair value of the completed projects.

Direct construction, development costs, property taxes and other related costs to the construction projects are capitalized during periods those activities which are necessary to get the projects ready for its intended use. The capitalization ends when the construction is substantially completed and the projects are ready for its intended use.

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising
Advertising is expensed as incurred. Advertising expenses for the years ended June 30, 2006 and 2005 were not material.

 Advances from customers

Advances from customers at June 30, 2006 of $459,618 consist of prepayments from third party customers to the Company for real estate transactions to ensure sufficient funds are available to complete the real estate projects. The Company will recognize the deposits as revenue upon transfer of title to the buyer, in compliance with its revenue recognition policy.

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the year ended June 30, 2006.

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China. The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  At June 30, 2006, there was no significant book to tax differences.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin 104 for revenue recognition.  In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.  The following policies reflect specific criteria for the various revenues streams of the Company:

Revenues from real estate primarily involve the sale of multi family homes and community environments. Revenue is not recognized until a sale is fully consummated as evidenced by (1) a binding contract, (2) receipt of consideration and (3) transfer to the buyer the usual risks and rewards of ownership. The Company generally applies the "full accrual" method of revenue recognition thereby recognizing revenue and the related profit upon transfer of title to the buyer.

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

Additionally, the Company uses the "deposit" method for sales that have not been completed for which payments have been received from buyers (reflected as advances from customers in the Company’s combined balance sheets), and as such no profit is recognized until the sale is consummated.

In accounting for long-term engineering and construction-type contracts, the Company follows the provisions of the AICPA’s Statement of Position 81-1—Accounting for Performance of Construction-Type and Certain Production-Type Contracts. The Company recognizes revenues using the percentage of completion method of accounting by relating contract costs incurred to date to the total estimated costs at completion. Contract price and cost estimates are reviewed periodically as work progresses and adjustments proportionate to the percentage of completion are reflected in contract revenues and gross profit in the reporting period when such estimates are revised. This method of revenue recognition requires the Company to prepare estimates of costs to complete contracts in progress. In making such estimates, judgments are required to evaluate contingencies such as potential variances in schedule, the cost of materials and labor, and productivity; and the impact of change orders, liability claims, contract disputes, and achievement of contractual performance standards which may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.

Revenue from the performance of general contracting, construction management and design-building services is recognized upon completion of the service.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable.  The Company places its cash with high credit quality financial institutions in China.  A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however,  concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms.  The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Foreign currency translation

The reporting currency is the U.S. dollar.  The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses and historical rates for the equity. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment and effect of exchange rate changes on cash at June 30, 2006 was $(94,401).

Stock-based compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation”. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, “Accounting for stock issued to employees” (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.  No options have been granted for the years ended December 31, 2005 and 2004.

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Cash Flows

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the
Company's operations is calculated based upon the local currencies.  As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Recent accounting pronouncements

In February 2006, the FASB issued SFAS 155, which applies to certain "hybrid financial instruments," which are instruments that contain embedded derivatives. The new standard establishes a requirement to evaluate beneficial interests in securitized financial assets to determine if the interests represent freestanding derivatives or are hybrid financial instruments containing embedded derivatives requiring bifurcation. This new standard also permits an election for fair value remeasurement of any hybrid financial instrument containing an embedded derivative that otherwise would require bifurcation under SFAS 133. The fair value election can be applied on an instrument-by-instrument basis to existing instruments at the date of adoption and can be applied to new instruments on a prospective basis. The adoption of SFAS No.155 did not have a material impact on the Company's financial position and results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity's first fiscal year beginning after September 15, 2006. The adoption of this statement is not expected to have a significant effect on the Company's future reported financial position or results of operations.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent accounting pronouncements (continued)

of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

A brief description of the provisions of this Statement

The date that adoption is required

The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.The management is currently evaluating the effect of this pronouncement on financial statements.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." This interpretation provides guidance for recognizing and measuring uncertain tax positions, as defined in SFAS No. 109, "Accounting for Income Taxes." FIN No. 48 prescribes a threshold condition that a tax position must meet for any of the benefit of an uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding de-recognition, classification, and disclosure of uncertain tax positions. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect that this interpretation will have a material impact on its financial position, results of operations, or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the combined financial statements upon adoption.

NOTE 2 - INVENTORIES

At June 30, 2006, inventories consisted of the following:

Construction materials	$1,451
Consumable goods	187,646
$189,097

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 3 - PROPERTY AND EQUIPMENT

At June 30, 2006, property and equipment consist of the following:

	Useful Life
Office equipment	5 Years	$ 191,119
Machinery equipment	10 Years	2,098,979
Vehicles	10 Years	58,588
Building and building improvements	20 – 40 Years	3,300,500
		5,649,186

Less: accumulated depreciation		(1,188,727)

		$ 4,460,459

Depreciation of property and equipment is provided using the straight-line method. For the years ended June 30, 2006 and 2005, depreciation expense amounted to $199,740 and $284,815, respectively.

NOTE 4 – INTANGIBLE ASSETS

Intangible assets consist of land use rights. According to the laws of the People’s Republic of China (“PRC’), the government owns all of the land in the PRC. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government. The Company acquired land use rights valued as of June 30, 2006 at $152,835 through an agreement with the Chinese government, whereby the Company has been granted unlimited rights to use certain undeveloped land.

NOTE 5 – RELATED PARTY TRANSACTIONS

Due from related parties

As of June 30, 2006, the combined financial statements include balances and transactions with related parties.  At June 30, 2006, the Company had a receivable from an affiliated companies amounting to $126,664. These advanced are for working capital purposes, non-interest bearing, and payable on demand.

NOTE 6 – LOANS PAYABLE – SHORT TERM

Loans payable are for working capital purposes and consisted of the following at June 30, 2006:

Loans to various unrelated parties, due on January 5, 2007 with annual interest of 1.20% and unsecured	$784,363

Loans to various unrelated parties, due on January 15, 2007 with annual interest of 1.20% and unsecured	446,637

Total loans payable – short term	$1,231,000

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 7 – LOANS PAYABLE – LONG TERM

Loans payable are for working capital purposes and consisted of the following at June 30, 2006:

Loans to various unrelated parties, due in January, 2010 with annual interest of 1.50% and unsecured	$49,959

Loans to various unrelated parties, due in April, 2013 with annual interest of 1.50% and unsecured	162,368

Loans to various unrelated parties, due in August, 2012 with annual interest of 1.50% and unsecured	31,225

Loans to various unrelated parties, due in September, 2013 with annual interest of 1.50% and unsecured	131,143
Total loans payable – long term	$374,695

NOTE 8 – INCOME TAXES

The Company is governed by the Income Tax Laws of Peoples Republic of China (PRC).  Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) is at a statutory rate of 33%, which is comprised of 30% national income tax and 3% local income tax.

  [Missing Graphic Reference]

NOTE 9 – COSTS IN EXCESS OF BILLINGS

     During the fiscal year ended June 30, 2006 and 2005, the Company incurred costs totaling $99,174 and $1,687,324, respectively, for the construction of different construction projects. Costs in excess of billings at June 30, 2006 consisted of:

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

Construction project	June 30, 2006

Mengniu Aoya	$47,062
1st School	11,695
Jin Ma Hotel	39,637
Jia Shijie Market	502
Jin Ma School	279
Total	$99,174

The following information is presented in accordance with SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information. In the periods ended June 30, 2006 and 2005, the Company operated in three reportable business segments - (1) the Construction segment (2) Hotel segment and (3) Real estate development segment. The Company's reportable segments are strategic business units that offer different products. The Company's reportable segments, although integral to the success of the others, offer distinctly different products and services and require different types of management focus. As such, these segments are managed separately.

Condensed information with respect to these reportable business segments for the year ended June 30, 2006 and 2005 is as follows:

Year Ended June30, 2006 (Unaudited):

	Construction segment	Hotel Segment	Real estate development segment	Combined
Net Revenues	$17,474,915	$2,503,971	$2,629,869	$22,608,755
Interest expense (income)	238,914	-	1,458	240,372
Depreciation and amortization	127,891	66,469	15,285	209,645
Net income (loss)	742,323	367,315	559,061	1,668,699
Segment Assets	15,275,770	3,012,135	1,852,694	20,140,599

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 10 –SEGMENT INFORMATION (continued)

Year Ended June 30, 2005 (Unaudited):

	Construction segment	Hotel Segment	Real estate development segment	Combined
Net Revenues	$12,107,844	$2,177,152	$2,324,276	$16,609,272
Interest expense (income)	228,327	794	1,722	230,843
Depreciation and amortization	127,392	148,121	9,302	284,815
Net income (loss)	543,110	183,980	467,736	1,194,826
Segment Assets	12,705,064	3,044,446	1,594,003	17,343,513

NOTE 11- MEMBERS’ EQUITY

For the year ended June 30, 2006 and 2005 following are the distributions made to the shareholders and members of each entity.

	2006	2005

Inner Mongolia Jin Ma Construction Company Ltd.	$1,018,707	$691,943
Inner Mongolia Hotel Company Ltd.	466,749	125,959
Inner Mongolia Real Estate Development Company Ltd.	------	89,025

	$1,485,456	$906,927

NOTE 12 – OPERATING RISK

(a) Country risk

Currently, the Company’s revenues are primarily derived from construction projects, real estate and hotel revenues to customers in the Peoples Republic of China (PRC).  The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully.  Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b) Products risk

In addition to competing with other construction companies, real estate companies, and hotel operations, the Company competes with larger Chinese companies who may have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel.  These Chinese companies may be able to offer products at a lower price.  There can be no assurance that the Company will remain competitive should this occur.

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.,
INNER MONGOLIA JIN MA HOTEL COMPANY LTD, AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006

NOTE 12 – OPERATING RISK (continued)

(c) Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC.  Additionally PRC allows a Chinese corporation to be owned by a United States corporation.  If the laws or regulations are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.

(d) Exchange risk

The Company can not guarantee that the current exchange rate will remain steady, therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of Chinese Renminbi (RMB) converted to U.S. dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.